Exhibit 32.01
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of Biodel Inc. (the “Company”) for the fiscal quarter ended December 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Solomon S. Steiner, President and Chief Executive Officer of the Company and Gerard Michel, Chief Financial Officer of the Company, each hereby certifies that: (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 14, 2008	/s/ Solomon S. Steiner
Solomon S. Steiner, Chairman, President and Chief Executive Officer

Dated: February 14, 2008	/s/ Gerard Michel
Gerard Michel, Chief Financial Officer, VP Corporate Development, and Treasurer

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